EXHIBIT 23.1




               Consent of Independent Certified Public Accountants

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated June 18, 1997, in Amendment No. 3 to the Registration Statement (Form S-4 No. 333-32011) and related Prospectus of CompScript for the registration of 662,341 shares of its common stock.



                                       /s/ Ernst & Young LLP
                                       ---------------------
                                       Ernst & Young LLP

West Palm Beach, Florida
January 8, 1998